Exhibit 99.1

Quality People. Building Solutions. NYSE: FIX March 16, 2021

SAFE HARBOR Certain statements and information in this presentation may constitute forward - looking statements within the meaning of applicab le securities laws and regulations. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “c ould,” or other similar expressions are intended to identify forward - looking statements, which are generally not historic in nature. These forwa rd - looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, th e “Company”) concerning future developments and their effect on the Company. While the Company’s management believes that these forward - looki ng statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be tho se that it anticipates. All comments concerning the Company’s expectations for future revenue and operating results are based on the Com pany’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forwa rd - looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that cou ld cause actual future results to differ materially from the Company’s historical experience and its present expectations or projectio ns. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, bu t are not limited to: the use of incorrect estimates for bidding a fixed - price contract; undertaking contractual commitments that exce ed the Company’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; the Company’s business being negatively affected by health crises or outbreaks of disease, such as epidemics or pandemics; financial difficulties affecting projects, vendors, customers, or subcontractors; th e C ompany’s backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete wor k as anticipated; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodwill; errors in the Compa ny’ s percentage - of - completion method of accounting; the result of competition in the Company’s markets; the Company’s decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; shortages of labor and specialty building materials or material increases to the cost thereof; retentio n o f key management; seasonal fluctuations in the demand for mechanical and electrical systems; the imposition of past and future liab ili ty from environmental, safety, and health regulations including the inherent risk associated with self - insurance; adverse litigation res ults; an increase in our effective tax rate; a material information technology failure or a material cyber security breach; risks associated w ith acquisitions; our ability to manage growth and geographically - dispersed operations; our ability to obtain financing on acceptable terms; and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”). For additional information regarding known material factors that could cause the Company’s results to differ from its project ed results, please see its filings with the SEC, including its Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Curr ent Reports on Form 8 - K. Readers are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date hereo f. The Company undertakes no obligation to publicly update or revise any forward - looking statements after the date they are made, wheth er as a result of new information, future events, or otherwise. NON - GAAP MEASURES Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles (“ GAAP”). They should not be considered a replacement for GAAP results. Non - GAAP financial measures appearing in these slides are identifi ed in the footnote. See the Appendices for a reconciliation of these non - GAAP measures to the most comparable GAAP financial measures.

COMFORT SYSTEMS USA 2 • Leading national mechanical, electrical and plumbing (“MEP”) installation and service provider • $2.9B yearly revenue • 11,100 employees • History of profitable growth • Balanced construction and service portfolio

NATIONAL FOOTPRINT 3 139 locations | 114 cities | 11,100 employees

8% 13% 40% 32% 7% New Construction Existing Building Construction Modular Construction Service Projects Service Calls, Maintenance & Monitoring Revenue Breakdown – 2020 4 Activity 2020 Revenue = $2.9B Healthcare 13% Education 17% Government 6% Industrial 39% Office Buildings 11% Other 6% Retail / Restaurant / Entertainment 8% Market Sector

CONSTRUCTION BACKLOG 5 $763 $948 $1,166 $1,602 $1,511 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2016 2017 2018 2019 2020 ($ in millions)

SERVICE MAINTENANCE BASE 6 $111 $116 $123 $127 $130 $100 $105 $110 $115 $120 $125 $130 $135 2016 2017 2018 2019 2020 ($ in millions)

RECENT FINANCIAL PERFORMANCE 7 Three Months Ended Twelve Months Ended ($ in millions, except per share information) 12/31/20 12/31/19 12/31/20 12/31/19 Revenue $699.0 $719.6 $2,856.7 $2,615.3 Net Income $42.8 $34.1 $150.1 $114.3 Diluted EPS $1.17 $0.92 $4.09 $3.08 Adjusted EBITDA (1) $62.6 $59.1 $249.8 $213.5 Operating Cash Flow $70.1 $42.3 $286.5 $142.0 (1) Adjusted EBITDA is a non - GAAP financial measure. See Appendix for a GAAP reconciliation to Adjusted EBITDA.

FOCUS ON CASH FLOW • Positive free cash flow for 22 consecutive years • Increased dividend for 8 consecutive years • Debt/TTM EBITDA = 0.94 • $54.9M cash at December 31, 2020 • $235.7M total debt at December 31, 2020 • Debt capacity – $205.0M borrowings at 12/31/20 – $600M senior credit facility – 2025 maturity 8

9 CONSISTENT CAPITAL ALLOCATION ($ in thousands) $54,427 72% $12,187 16% $9,199 12% Average 2006 - 2020 Acquisitions Share Repurchases Dividends $75,814 $70,164 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Free Cash Flow Disc Spending

STRONG MARKETS 10 Vertical Exposure • Pharma • Tech • Institutional • Manufacturing Trends • Industrial • Internal Air Quality • Service • Modular Insert a picture here

MODULAR OFF - SITE CONSTRUCTION 11

OUR STRENGTH 12 • Consistent free cash flow • Strong Balance Sheet • Acquisition record • Leading innovation • Profitable growth

THANK YOU 13 139 Locations 37 operating companies across America at 139 locations in 114 cities 11,100 of the most qualified HVAC and electrical contracting personnel in America 11,100 Employees $2.9 Billion $2.9 billion in yearly revenue CONTACT: Bill George Executive Vice President & CFO 1 - 800 - 723 - 8431 Bill.George@comfortsystemsusa.com www.comfortsystemsusa.com

APPENDIX – GAAP RECONCILIATION TO ADJUSTED EBITDA 14 Three Months Ended December 31, Twelve Months Ended December 31, ($ in thousands) 2020 2019 2020 2019 Net Income $42,840 $34,052 $150,139 $114,324 Provision for Income Taxes 11,301 11,079 41,401 37,418 Other (Income) Expense, net (42) (20) (52) (187) Changes in the Fair Value of Contingent Earn - out Obligations (7,295) (933) (9,119) 2,991 Interest Expense, net 1,477 2,376 8,282 9,093 Gain on Sale of Assets (202) (582) (1,445) (1,701) Depreciation and Amortization 14,505 13,129 60,629 51,572 Adjusted EBITDA $62,584 $59,101 $249,835 $213,510 Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net in come, provision for income taxes, other expense (income), net, changes in the fair value of contingent earn - out obligations, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by t hir d parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBI TDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.